UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Quanterix Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 29, 2021
To Our Stockholders:
You are cordially invited to attend the 2021 annual meeting of stockholders of Quanterix Corporation to be held at 10:00 a.m. ET on Thursday, June 24, 2021. As a result of public health considerations, this year’s annual meeting will be conducted solely via live audio webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting http://www.meetingcenter.io/255011196. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about Quanterix Corporation that you should consider when you vote your shares are described in the accompanying proxy statement. Details on how to participate in the meeting will be available at www.investorvote.com/qtrx.
At the annual meeting, two persons will be elected to our board of directors to serve three-year terms expiring in 2024. In addition, we will ask stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Our board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 3, 2021, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2021 Annual Meeting of Stockholders and our 2020 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether or not you plan to attend the annual meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of Quanterix Corporation. We look forward to seeing you at the annual meeting.
Sincerely,
/s/ E. Kevin Hrusovsky
E . Kevin Hrusovsky Chairman, President and Chief Executive Officer

QUANTERIX CORPORATION
900 Middlesex Turnpike
Billerica, Massachusetts 01821
April 29, 2021
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TIME: 10:00 a.m. ET
DATE: Thursday, June 24, 2021
ACCESS: To be admitted to the annual meeting at http://www.meetingcenter.io/255011196, stockholders must enter the 15-digit control number found on their proxy card, notice of internet availability of proxy materials, or email previously received, and will also need the meeting password: QTRX2021. We encourage you to access the annual meeting prior to the start time. Online access will begin at 9:45 a.m. ET. Stockholders may vote during the annual meeting by following the instructions available on the meeting website during the meeting.
PURPOSES:
1.
To elect two directors to serve three-year terms expiring in 2024;

2.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of Quanterix Corporation common stock at the close of business on April 26, 2021. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices, located at 900 Middlesex Turnpike, Building 1, Billerica, Massachusetts 01821.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ John Fry
John Fry General Counsel and Secretary

QUANTERIX CORPORATION
900 Middlesex Turnpike
Billerica, Massachusetts 01821
PROXY STATEMENT FOR QUANTERIX CORPORATION
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2021
This proxy statement, along with the accompanying Notice of 2021 Annual Meeting of Stockholders, contains information about the 2021 annual meeting of stockholders of Quanterix Corporation, including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m. ET on Thursday, June 24, 2021. As a result of public health considerations, this year’s annual meeting will be conducted solely via live audio webcast on the Internet. To be admitted to the annual meeting at http://www.meetingcenter.io/255011196, stockholders must enter the 15-digit control number found on their proxy card, notice of internet availability of proxy materials, or email previously received, and will also need the meeting password: QTRX2021. We encourage you to access the annual meeting prior to the start time. Online access will begin at 9:45 a.m. ET. Stockholders may vote during the annual meeting by following the instructions available on the meeting website during the meeting.
In this proxy statement, we refer to Quanterix Corporation as “Quanterix,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about May 3, 2021, we intend to begin sending the Important Notice Regarding the Availability of Proxy Materials to stockholders entitled to vote at the annual meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 24, 2021
This proxy statement and our 2020 annual report to stockholders are available for viewing, printing and downloading at www.investorvote.com/qtrx. To view these materials, please have your 15-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2020 on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov,or in the “SEC Filings” section of the “Financial Information” section of the “Investors” section of our website at www.quanterix.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Quanterix Corporation, Attn: Investor Relations, 900 Middlesex Turnpike, Building 1, Billerica, Massachusetts 01821. Exhibits will be provided upon written request and payment of an appropriate processing fee.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2021 annual meeting of stockholders to be held virtually on Thursday, June 24, 2021, at 10:00 a.m. ET, and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials,

which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to stockholders on or about May 3, 2021.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
Due to the continuing public health impact of COVID-19 and to support the health and well-being of our stockholders, this year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live audio webcast of the annual meeting will begin promptly at 10:00 a.m. ET. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting. To be admitted to the annual meeting at http://www.meetingcenter.io/255011196, stockholders of record must enter the 15-digit control number found on their proxy card, notice of internet availability of proxy materials, or email previously received, and will also need the meeting password: QTRX2021.
If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the annual meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”). Requests for registration should be directed to Computershare by email at legalproxy@computershare.com; facsimile at (781) 575-4647; or mail to Computershare, Quanterix Corporation Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001, and must be received by Computershare no later than 10:00 a.m. ET, on June 21, 2021. Computershare will then register you for attendance at the annual meeting and provide you with confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at http://www.meetingcenter.io/255011196, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, subject to time constraints.

What Happens if There Are Technical Difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call 1-888-724-2416 (US & Canada) or +1-781-575-2748.
Who Can Vote?
Only stockholders who owned our common stock at the close of business on April 26, 2021 are entitled to vote at the annual meeting. On this record date, there were 36,334,803 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposal. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company N.A., or you have stock certificates registered in your name, you may vote:
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By Internet or by telephone.   Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.

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By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board of director’s recommendations as noted below.

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At the meeting.   Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 1:00 a.m. ET on June 24, 2021.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The board of directors recommends that you vote as follows:
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“FOR” the election of the two (2) nominees for director; and

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“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
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if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

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by re-voting by Internet or by telephone as instructed above;

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by notifying our Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or

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by attending the annual meeting virtually and voting in person.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares Be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
The two nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021, the audit committee of our board of directors will reconsider its appointment.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, Computershare Trust Company, N.A., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling their toll free number, 1-800-736-3001.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
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If your shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-800-736-3001 or writing them at Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

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If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the Company the cost of producing and mailing these documents by:
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following the instructions provided on your Notice or proxy card;

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following the instructions provided when you vote over the Internet; or

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going to www.computershare.com and logging into the Investor Center to follow the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2021, for (a) the executive officers named in the Summary Compensation Table on page 19 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of April 15, 2021 pursuant to the exercise of options, warrants or the vesting of restricted stock units (“RSUs”) to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 36,333,825 shares of common stock outstanding on April 15, 2021.
	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
Principal Stockholders
ARCH Venture Partners and affiliated funds(1) 8755 West Higgins Avenue, Suite 1025 Chicago, IL 60631	2,270,250	6.2%

Gilder, Gagnon, Howe & Co. LLC(2) 475 10th Avenue New York, NY 10018	3,075,251	8.5%

Directors, Director Nominees and Named Executive Officers
E. Kevin Hrusovsky(3)	1,300,186	3.5%
Keith L. Crandell(4)	2,333,604	6.4%
Marijn Dekkers, Ph.D.(5)	16,661	*
Martin D. Madaus, Ph.D.(6)	201,086	*
Sarah E. Hlavinka(7)	24,148	*
Paul M. Meister(8)	58,195	*
Laurie J. Olson	—	—
David R. Walt, Ph.D.(9)	1,300,074	3.8%
Amol Chaubal(10)	50,988	*
William Geist	—	—
All directors and current executive officers as a group (14 persons)(11)	5,758,659	15.4%

*
Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)
ARCH Venture Fund VI, L.P. (“ARCH Venture Fund VI”) is the record owner of 1,386,400 shares of common stock (the “ARCH VI Shares”) and ARCH Venture Fund VIII Overage, L.P. (“AVF VIII Overage”) is the record holder of 883,850 shares of common stock (the “ARCH Overage Shares”; combined with ARCH VI Shares, the “ARCH Shares”). ARCH Venture Partners VI, L.P. (“AVP VI LP”), as the sole general partner of ARCH Venture Fund VI, may be deemed to beneficially own the ARCH VI Shares. ARCH Venture Partners VI, LLC (“AVP VI LLC”), as the sole general partner of AVP VI LP, may be deemed to beneficially own the ARCH VI Shares. ARCH Venture Partners VIII, LLC (“AVP VIII LLC”), as the sole general partner of AVF VIII Overage, may be deemed beneficially own the ARCH Overage Shares. Keith Crandell, Clinton Bybee and Robert Nelsen (collectively, the “Managing

Directors” and individually, each a “Managing Director”) are managing directors of AVP VI LLC and AVP VIII LLC. Each Managing Director may also be deemed to share the power to direct the disposition and vote of the ARCH Shares. The Managing Directors disclaim beneficial ownership of the ARCH Shares, except to the extent of any pecuniary interest therein.
(2)
Based on a Schedule 13G/A filed by Gilder, Gagnon, Howe & Co. LLC (“Gilder Gagnon”) with the SEC on February 16, 2021, which reported ownership as of December 31, 2020. Consists of 3,075,251 shares held in customer accounts over which partners and/or employees of Gilder Gagnon have discretionary authority to dispose of or direct the disposition of the shares.

(3)
Consists of 859,519 shares of common stock (which includes 39,815 shares of restricted stock subject to performance-based vesting), 424,797 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 and 15,870 shares of common stock issuable upon the vesting of RSUs within 60 days of April 15, 2021 held by Mr. Hrusovsky.

(4)
See footnote 1. Also includes 39,654 shares of common stock and 23,700 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 held by Mr. Crandell and a trust over which Mr. Crandell has voting and investment power. Mr. Crandell disclaims beneficial ownership of the securities described in footnote 1 except to the extent of his pecuniary interest therein, if any.

(5)
Consists of 6,810 shares of common stock and 9,851 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 held by Dr. Dekkers.

(6)
Consists of 12,420 shares of common stock held by Dr. Madaus, 23,700 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 held by Dr. Madaus and 164,966 shares of common stock held by a trust for which Dr. Madaus is a trust advisor who shares voting and investment power over the shares held by the trust.

(7)
Consists of 6,164 shares of common stock and 17,984 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 held by Ms. Hlavinka.

(8)
Consists of 11,160 shares of common stock and 47,035 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 held by Mr. Meister. Does not include 120,035 shares of common stock held by Woburn Abbey March 2009 Trust, U.D.T. March 31, 2009 as Mr. Meister does not have voting or investment power over the shares held by the trust.

(9)
Consists of 1,276,374 shares of common stock and 23,700 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 held by Dr. Walt. Does not include 200,684 shares of common stock held by The David R. Walt 2008 Irrevocable Family Trust (the “Walt Trust”), of which Dr. Walt’s spouse is trustee and has sole voting and investment power over the shares held by the Walt Trust.

(10)
Consists of 8,897 shares of common stock, 40,945 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 and 1,146 shares of common stock issuable upon the vesting of RSUs within 60 days of April 15, 2021 held by Mr. Chaubal.

(11)
See footnotes 3 through 10. Also includes an aggregate of 58,787 shares of common stock, 410,354 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of April 15, 2021 and 4,576 shares of common stock issuable upon the vesting of RSUs within 60 days of April 15, 2021 held by David C. Duffy, Ph.D., our Senior Vice President, Research & Development and Chief Technology Officer, John Fry, our General Counsel and Secretary, Dawn R. Mattoon, Ph.D., our Senior Vice President, Diagnostics, and Mark T. Roskey, Ph.D., our Senior Vice President, Strategic Partnerships.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our restated certificate of incorporation and our restated bylaws provide that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of eight members, classified into three classes as follows: (1) Martin D. Madaus, Ph.D. and Laurie J. Olson constitute Class I with a term ending at the upcoming 2021 annual meeting; (2) Marijn Dekkers, Ph.D., Sarah E. Hlavinka and David R. Walt, Ph.D. constitute Class II with a term ending at the 2022 annual meeting; and (3) Keith L. Crandell, E. Kevin Hrusovsky and Paul M. Meister constitute Class III with a term ending at the 2023 annual meeting.
Our board of directors accepted the recommendation of the nominating and governance committee and voted to nominate Martin D. Madaus, Ph.D. and Laurie J. Olson for election at the annual meeting for a term of three years to serve until the 2024 annual meeting of stockholders and until their respective successors have been elected and qualified.
Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years, as of April 15, 2021. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position with the Company
E. Kevin Hrusovsky	59	Chairman, President and Chief Executive Officer
Keith L. Crandell(2)(3)	60	Director
Marijn Dekkers, Ph.D.(2)	63	Director
Sarah E. Hlavinka(1)(3)	56	Director
Martin D. Madaus, Ph.D.(1)(3)	61	Director
Paul M. Meister(1)	68	Director
Laurie J. Olson	58	Director
David R. Walt, Ph.D.(2)	68	Director

(1)
Member of our audit committee

(2)
Member of our compensation committee

(3)
Member of our nominating and governance committee

Our board of directors has reviewed the materiality of any relationship that each of our directors and director nominees has with Quanterix Corporation, either directly or indirectly. Based upon this review, our board of directors has determined that the following directors and director nominees are “independent directors” as defined by The Nasdaq Stock Market: John M. Connolly, Keith L. Crandell, Marijn Dekkers, Ph.D., Sarah E. Hlavinka, Martin D. Madaus, Ph.D., Paul M. Meister, Laurie J. Olson and David R. Walt, Ph.D.
E. Kevin Hrusovsky has been a member of our board of directors and our Chairman since June 2014 and our President and Chief Executive Officer since January 2015. Prior to joining us, Mr. Hrusovsky served as Senior Vice President of PerkinElmer, Inc., a publicly traded company that produces analytical instruments, genetic testing and diagnostic tools, medical imaging components, software, instruments and consumables for multiple end markets, from February 2012 to May 2013 and served as President of the Life Sciences and Technology business unit of PerkinElmer, Inc. from November 2011 to May 2013. From May 2013 through September 2013, he served as a consultant to PerkinElmer. Previously, Mr. Hrusovsky served as Chief Executive Officer and President of Caliper Life Sciences, Inc., a life sciences company that developed and sold lab automation equipment, from July 2003 to November 2011 when it was acquired by PerkinElmer, Inc. Prior to that, he served as Chief Executive Officer and President of Zymark, a company that provided laboratory automation, robotics, and liquid handling solutions, and Director of International Business, Agricultural Chemical Division, and President of the Pharmaceutical Division for FMC Corporation, a publicly traded chemical manufacturing company. He also held several management positions at E.I. DuPont de Nemours, a publicly traded chemical manufacturing company. Mr. Hrusovsky serves on the board of directors of 908 Devices Inc., a publicly traded developer of handheld and desktop mass spectrometry devices, and on the boards of several private companies, including BioreclamationIVT, LLC, Cellaria, Cell Signaling Technology, Inc. and Solect Energy Development, LLC, and is the founder of the Powering Precision Health Summit, an executive think tank of researchers, scientists, physicians and innovators focused on the latest research on new biomarkers that have the potential to advance personalized medicine. Mr. Hrusovsky also serves on the Educational Board of the Massachusetts Biotech Council, the Advisory Committee for the Center for Biomedical Engineering at Brown University, the Association for Laboratory Automation, the JALA Editorial Board and the Strategy Committee of Children’s Hospital Boston. He formerly served on the boards of SynapDx Corp., SeraCare, Caliper Life Sciences, Xenogen and Alliant Medical Technology. He was selected as the 2013 Entrepreneur of the Year from Ohio State University and holds an Honorary Doctorate degree from Framingham State University for contributions in life sciences and personal medicine. Mr. Hrusovsky has a B.S. in mechanical engineering from Ohio State University and an M.B.A. from Ohio University. Mr. Hrusovsky’s qualifications for service as a member of our board of directors include his extensive experience in the life science and technology industries, as well as the perspective and experience he brings as our President and Chief Executive Officer, which provides our board with historic knowledge, operational expertise and continuity.
Keith L. Crandell has served as a member of our board of directors since June 2007. Since July 1994, Mr. Crandell has served as a managing director of ARCH Venture Partners, a venture capital firm focused on early-stage technology companies. He serves on the board of directors of Twist Bioscience Corporation, a publicly traded synthetic biology company, and 908 Devices, Inc., a publicly traded developer of handheld and desktop mass spectrometry devices. From 2007 to 2019, he served on the board of directors of Adesto Technologies Corporation, a publicly traded provider of application-specific and ultra-low power non-volatile memory products. He is also a director of several private companies and he also serves as a director of the Illinois Venture Capital Association. Mr. Crandell has a B.S. degree in chemistry and mathematics from St. Lawrence University, an M.S. degree in chemistry from the University of Texas at Arlington and an M.B.A. from the University of Chicago. Mr. Crandell’s qualifications for service as a member of our board of directors include his financial expertise and his substantial experience as an investor in emerging companies.
Marijn Dekkers, Ph.D. has served as a member of our board of directors since March 2017. He is the founder and Chairman of Novalis LifeSciences LLC, an investment and advisory firm for the life science industry. From 2016 to 2019, Dr. Dekkers was Chairman of the board of directors of Unilever. From 2010 to 2016, Dr. Dekkers was Chief Executive Officer of Bayer AG in Leverkusen, Germany. From 2000 to 2002, he was the Chief Operating Officer at Thermo Electron Corporation (later renamed Thermo Fisher Scientific Inc.). In 2002, he became Thermo Fisher’s President and Chief Executive Officer, where he served until 2009. Dr. Dekkers began his career in 1985 as a research scientist at General Electric Company. He currently serves as a director of the following private companies: Cerevel Therapeutics since December 2018, Ginkgo Bioworks since April 2019, and BioQ Pharma since January 2020. He holds a degree in chemistry from Radboud University in Nijmegen, the Netherlands, and a Ph.D. in chemical engineering from the University of Eindhoven. Dr. Dekkers’s qualifications for service as a member of our board of directors include his substantial experience leading commercial stage healthcare companies and his significant corporate governance experience.
Sarah E. Hlavinka has served as a member of our board of directors since July 2019. Since August 2018, Ms. Hlavinka has served as Senior Vice President, General Counsel and Secretary of Itron, Inc., a publicly traded technology and services company focused on critical infrastructure solutions. Prior to joining Itron, from January 2017 to July 2018, Ms. Hlavinka served as Executive Vice President, General Counsel and Secretary of Xerox Corporation, a publicly traded document management systems and solutions company. Prior to joining Xerox Corporation, from September 2007 to January 2017, Ms. Hlavinka served as Executive Vice President, General Counsel and Secretary of ABM Industries Incorporated, a publicly traded integrated facility services provider. Ms. Hlavinka serves as a director of Cigna Life Insurance Company of New York. Ms. Hlavinka holds a J.D. from the University of Texas School of Law and a B.A. in history from Texas A&M University. Ms. Hlavinka’s qualifications for service as a member of our board of directors include her significant experience as a senior executive of global companies operating in a variety of industries and her substantial expertise in corporate governance and risk management.
Martin D. Madaus, Ph.D. has served as a member of our board of directors since November 2010. Dr. Madaus previously served as our Executive Chairman from November 2010 to June 2014, as our Chief Executive Officer from October 2011 to July 2012 and as our President from June 2011 to July 2012. Since September 2020, he has served as the Chief Operations Officer of Sherlock Biosciences, Inc., a molecular diagnostics company. He has also served as Operating Executive to The Carlyle Group, a multinational private equity, alternative asset management and financial services corporation, since February 2019. From June 2014 to February 2019, Dr. Madaus served as Chairman and Chief Executive Officer at Ortho-Clinical Diagnostics, Inc., a diagnostics company that makes products and diagnostic equipment for blood testing. Previously, Dr. Madaus was the Chairman, President and Chief Executive Officer of Millipore Corporation (MIL), a life sciences company serving the bioscience research and biopharmaceutical manufacturing industry, from January 2005 to July 2010, when Millipore was acquired by Merck KGaA. Dr. Madaus currently serves as a member of the board of directors of the following private biotechnology companies: Ultivue, Inc., a cancer diagnostics company; Emulate, Inc., a leading provider of organ-on-a-chip technology; and Candela Medical, a medical technology company. Dr. Madaus received a Doctor of Veterinary Medicine from the University of Munich in Germany and a Ph.D. in Veterinary Medicine from the Veterinary School of Hanover in Germany. Dr. Madaus’s qualifications for service as a member of our board of directors include his extensive public and private company board experience and his substantial knowledge of and managerial experience in the diagnostics industry.
Paul M. Meister has served as a member of our board of directors since September 2013. Mr. Meister is Co-Founder, and since 2008, Chief Executive Officer, of Liberty Lane Partners, LLC, a private investment company with diverse investments in healthcare, technology and distribution-related industries, and is Vice Chairman and Co-Founder of Perspecta Trust, a New Hampshire-based trust company. Mr. Meister served as President of MacAndrews & Forbes from 2014 to 2018. Mr. Meister also served as Executive Vice Chairman of Revlon, Inc., a leading beauty products company, on an interim basis from January 2018 to November 2018, when the Chief Executive Officer of Revlon, Inc. resigned. Mr. Meister previously served as Chairman and Chief Executive Officer of inVentiv Health (now known as Syneos Health, Inc.), a provider of commercial, consulting and clinical research services to the pharmaceutical and biotech industries, from 2010 to 2015. Mr. Meister was Chairman of Thermo Fisher Scientific, Inc., a scientific instruments equipment and supplies company, from November 2006 to April 2007. He was previously Vice Chairman of Fisher Scientific International, Inc., a predecessor of Thermo Fisher Scientific, Inc., from 2001 to 2006, and Chief Financial Officer of Fisher Scientific International, Inc. from 1991 to 2001. Prior to joining Fisher Scientific International, Inc., Mr. Meister held executive positions with the Henley Group, Wheelabrator Technologies and Abex, Inc. Mr. Meister has served as a director of Aptiv PLC, a leading global technology and mobility company primarily serving the automotive sector, since July 2019, Oaktree Acquisition Corp II, a company incorporated for the purpose of effecting a business combination with one or more businesses, since 2020, and Amneal Pharmaceuticals, Inc., a global pharmaceutical company, since August 2019. He also previously served as a director of Oaktree Acquisition Corp from July 2019 to 2020, Scientific Games Corporation, which provides customized, end-to-end solutions to the gaming industry, from 2012 to 2020, LKQ Corporation, a distributor of vehicle products, from 1999 to 2018, vTv Therapeutics, Inc., a clinical-stage biopharmaceutical company, from 2015 to 2018 and Revlon, Inc. from 2016 to 2019. Mr. Meister is Co-Chair of the University of Michigan’s Life Sciences Institute External Advisory Board and Chair of the Provost’s Advisory Committee. Mr. Meister has an M.B.A. from Northwestern University and a B.A. from the University of Michigan. Mr. Meister’s qualifications for service as a member of our board of directors include his financial and investment expertise and his extensive knowledge of the life sciences industry.
Laurie J. Olson has served as a member of our board of directors since April 2021. Ms. Olson was employed by Pfizer Inc., a research-based, global pharmaceutical company from 1987 to 2018 in a variety of strategy, marketing and commercial roles. Most recently, she served as Pfizer’s Executive Vice President, Strategy and Commercial Operations and a member of Pfizer’s Executive Leadership Team from 2012 to

2018. While at Pfizer, she also served as a member of the Pfizer Board of Directors Science and Technology Committee, and as a member of the company’s Business Development, Portfolio, Disclosure, Diversity, and Compliance Committees. Ms. Olson currently serves as a member of the Board of Directors of Karuna Therapeutics, a publicly traded clinical stage biopharmaceutical company committed to developing novel therapies for neuropsychiatric disorders. She is also a member of the Board of Trustees at the Mystic Seaport Museum in Mystic, Connecticut. Ms. Olson received her B.A. in economics from State University of New York at Stony Brook and earned her MBA in marketing from Hofstra University. Ms. Olson’s qualifications for service as a member of our board of directors include her extensive experience as a pharmaceutical executive and expertise in areas including commercial and corporate strategy, the interface between R&D and commercial organizations, and her strong advocacy for workplace diversity, equity, and inclusion.
David R. Walt, Ph.D. was our founding scientist and has served as a member of our board of directors since April 2007. Since 2017, Dr. Walt has served as Hansjörg Wyss Professor of Biologically Inspired Engineering and Professor of Pathology at Harvard Medical School in the Department of Pathology at the Brigham and Women’s Hospital and as a core faculty member of the Wyss Institute for Biologically Inspired Engineering. He is also a Howard Hughes Medical Institute Professor. He previously served as University Professor, Professor of Chemistry, Professor of Biomedical Engineering, Professor of Genetics, Professor of Neuroscience, Professor of Cell and Molecular Biology, and Professor of Oral Medicine at Tufts University, from 1981 to 2017. Dr. Walt was also the founding scientist of Illumina, Inc. and served as a member of its board of directors from 1998 to 2016. He served on the board of directors of Cerulean Pharma Inc. (which was acquired by Daré Bioscience, Inc.) from August 2016 to July 2017. Since 2013, Dr. Walt has served on the board of directors of Exicure, Inc., a publicly traded company that develops therapeutics for immuno-oncology, inflammatory diseases and genetic disorders. Dr. Walt was also a founder and currently serves as a member of the board of directors of Ultivue, Inc., Arbor Biotechnologies, Inc., Sherlock Biosciences, Inc., and Vizgen. He has received numerous national and international awards and honors for his fundamental and applied work in the field of optical sensors, microwell arrays and single molecule detection. He is a member of the U.S. National Academy of Engineering, U.S. National Academy of Medicine, American Academy of Arts and Sciences, a fellow of the American Institute for Medical and Biological Engineering, a fellow of the National Academy of Inventors, and a fellow of the American Association for the Advancement of Science. Dr. Walt has a B.S. in Chemistry from the University of Michigan and a Ph.D. in Chemical Biology from Stony Brook University. Dr. Walt’s qualifications for service as a member of our board of directors include his experience in developing life sciences companies and his expertise in chemistry, diagnostics technologies and biomedical engineering.
There are no family relationships between or among any of our directors or director nominees. The principal occupation and employment during the past five years of each of our directors and director nominees was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or nominees and any other person or persons pursuant to which he or she is to be selected as a director or nominee.
There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended December 31, 2020, our board of directors met or acted by written consent ten times. During the fiscal year ended December 31, 2020, the three standing committees of the board of directors met or acted by written consent a total of 21 times. No director attended fewer than 75% of the total number of meetings of the board and of committees of the board on which such director served during fiscal 2020. Our board of directors has adopted a policy under which each member of the board is encouraged but not required to attend each annual meeting of our stockholders. The non-employee directors did not attend our virtual 2020 annual meeting of stockholders.
Audit Committee.   Our audit committee met or acted by written consent five times during the fiscal year ended December 31, 2020. This committee currently has three members, Paul M. Meister (Chairman), Sarah E. Hlavinka and Martin D. Madaus, Ph.D. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter and include:

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selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;

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ensuring the independence of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

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establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

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considering the effectiveness of our internal controls and, if any, our internal audit function;

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reviewing material related-party transactions or those that require disclosure; and

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approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

All members of the audit committee satisfy the current independence standards promulgated by the SEC, and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Paul M. Meister is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.
A copy of the audit committee’s written charter is publicly available on our website at www.quanterix.com.
Compensation Committee.   Our compensation committee met or acted by written consent 11 times during the fiscal year ended December 31, 2020. This committee currently has three members, Keith L. Crandell (Chairman), Marijn Dekkers, Ph.D. and David R. Walt, Ph.D. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter and include:
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reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;

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reviewing and recommending to our board of directors the compensation of our directors;

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reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;

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administering our 2017 Employee, Director and Consultant Equity Incentive Plan (the “2017 Plan”), 2007 Stock Option and Grant Plan, as amended (the “2007 Plan”), and 2017 Employee Stock Purchase Plan (the “ESPP”);

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reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and

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reviewing compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

The compensation committee is also responsible for the determination of the compensation of our chief executive officer, and conducts its decision making process with respect to that issue without the chief executive officer present. Our board of directors has determined that all members of the compensation committee qualify as “independent” under the definition promulgated by The Nasdaq Stock Market.
The compensation committee has the authority to retain or obtain the advice of such compensation consultants, legal counsel, experts and other advisors as it may deem appropriate in its sole discretion. The compensation committee is directly responsible for the appointment, compensation and oversight of its consultants, legal counsel, experts and advisors and has sole authority to approve their fees and retention terms, and the Company will provide funding for such fees and related expenses.
The compensation committee engaged Pay Governance as an independent advisor to the compensation committee providing executive compensation consulting services for the fiscal year ended December 31, 2020. Pay Governance was engaged by and reports to the compensation committee. Pay Governance did not provide any services to the Company other than executive compensation consulting services during the fiscal year ended December 31, 2020.

A copy of the compensation committee’s written charter is publicly available on our website at www.quanterix.com.
Nominating and Governance Committee.   Our nominating and governance committee (the “nominating committee”), met or acted by written consent five times during the fiscal year ended December 31, 2020. This committee has three members, Martin D. Madaus, Ph.D. (Chairman), Keith L. Crandell and Sarah E. Hlavinka. Our board of directors has determined that all members of the nominating committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. The nominating committee’s responsibilities are set forth in the nominating committee’s written charter and include:
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identifying and recommending candidates for membership on our board of directors;

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recommending directors to serve on board committees;

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reviewing and recommending our corporate governance guidelines and policies;

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reviewing proposed waivers of the code of conduct for directors and executive officers;

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evaluating, and overseeing the process of evaluating, the performance of our board of directors and individual directors; and

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assisting our board of directors on corporate governance matters.

Generally, our nominating committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. Once identified, the nominating committee will evaluate a candidate’s qualifications in accordance with our Nominating and Governance Committee Policy Regarding Qualifications of Directors appended to our nominating committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board of directors, and concern for the long-term interests of our stockholders. Our nominating committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the board and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to the board of directors, it must follow the procedures described in our restated bylaws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Policy on Shareholder Recommendation of Candidates for Election as Directors appended to our nominating committee’s written charter. Any such recommendation should be made in writing to the nominating committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
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all information relating to such person that would be required to be disclosed in a proxy statement;

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certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in our securities;

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a description of certain arrangements and understandings between the proposing stockholder and any beneficial owner and any other person in connection with such stockholder nomination; and

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a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:
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certain biographical information concerning the proposed nominee;

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all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

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certain information about any other security holder of the Company who supports the proposed nominee;

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a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

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additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our restated bylaws.

A copy of the nominating committee’s written charter, including its appendices, is publicly available on our website at www.quanterix.com.
Compensation Committee Interlocks and Insider Participation
Our compensation committee has three members, Keith L. Crandell (Chairman), Marijn Dekkers, Ph.D. and David R. Walt, Ph.D. None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee. For a description of any transactions between us and members of our compensation committee and affiliates of such members, please see “Certain Relationships and Related Person Transactions.”
Board Leadership Structure and Role in Risk Oversight
Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Martin D. Madaus, Ph.D. serves as our lead independent director.
The Chairman of the board of directors, the lead independent director and the other members of the board of directors work in concert to provide oversight of our management and affairs. Our board of directors encourages communication among its members and between management and the board of directors to facilitate productive working relationships. Working with the other members of the board of directors, our Chairman also strives to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The role of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. Members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk-management and any other matters. In addition, the board regularly receives reports on strategic matters involving our business. Our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks. Our Compensation Committee oversees risk management activities relating to our compensation policies and practices, and our Nominating and Corporate Governance Committee oversees risk management activities relating to board composition and governance-related matters. Each committee reports to the full board on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate.

Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@quanterix.com. However, any stockholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at 900 Middlesex Turnpike, Building 1, Billerica, Massachusetts 01821 or using the “IR Contacts” page of our website at http://ir.quanterix.com/contact-ir. Communications will be distributed to the board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to personal matters and matters as to which we tend to receive repetitive or duplicative communications.
Executive Officers
The following table sets forth certain information regarding our executive officers who are not also directors, as of April 15, 2021. We have entered into agreements with our executive officers, and all of them are at-will employees.
Name	Age	Position(s) with the Company
Amol Chaubal(1)	45	Chief Financial Officer
William Geist	52	Chief Operating Officer
David C. Duffy, Ph.D.	50	Senior Vice President, Research & Development and Chief Technology Officer
John Fry	59	General Counsel and Secretary
Dawn R. Mattoon, Ph.D.	48	Senior Vice President, Diagnostics
Mark T. Roskey, Ph.D.	61	Senior Vice President, Strategic Partnerships
Shawn Stetson(1)	44	Interim Chief Financial Officer

(1)
Mr. Chaubal has resigned as Chief Financial Officer, effective May 11, 2021, and Mr. Stetson has been appointed to serve as Interim Chief Financial Officer effective as of such date.

Amol Chaubal has been our Chief Financial Officer since April 2019. On April 14, 2021, Mr. Chaubal notified us of his resignation, effective May 11, 2021. Prior to joining us, Mr. Chaubal served as the CFO of Global Operations at Smith & Nephew, a global medical devices company, from October 2017 to April 2019. Prior to his time at Smith & Nephew, he served as Corporate Vice President and Head of Finance for the Clinical Research Services business at Parexel from June 2015 to October 2017. Between May 2013 and May 2015, Mr. Chaubal served as CFO North America and Regional Chief Operating Officer at Brookfield Renewable Energy Group, which is part of Brookfield Asset Management. Prior to joining Brookfield, Mr. Chaubal was CFO North America at Novartis AG, where he spent 11 years in positions of increasing responsibility across Switzerland, Canada, and the United States. He has an M.B.A. (with distinction) from INSEAD (France). He began his career at Procter & Gamble Company after completing Masters degree in Chemical Engineering from the Indian Institute of Technology, Mumbai.
William Geist has been our Chief Operating Officer since November 2020. Mr. Geist joined Quanterix from Thermo Fisher Scientific, where he worked from July 2015 to November 2020 and served as Vice President, General Manager, Protein & Cell Analysis from January 2020 to November 2020 and Vice President, General Manager, qPCR from July 2015 to December 2019. During this time, his teams developed and commercialized products across a broad range of proteomic and genomic technologies for research and clinical applications. He also served a key leadership role in Thermo Fisher Scientific’s Biosciences Division COVID-19 Task Force. Prior to Thermo Fisher, Mr. Geist held leadership roles with increasing responsibility at QIAGEN (Quanta BioSciences), Affymetrix, and Life Technologies. He holds a B.A. in Biology from Dartmouth College.
David C. Duffy, Ph.D. is Senior Vice President, Research & Development, and has been our Chief Technology Officer since March 2013. Prior to this role, Dr. Duffy served as our Vice President, Research from November 2011 to February 2013, and Senior Director, Platform Research from July 2007 to October 2011. Prior to joining us, Dr. Duffy served as Director, Pharmacomer Technology at Surface Logix, Inc., a biomedical development company. Prior to that, Dr. Duffy was a Senior Scientist at Gamera Bioscience Corporation, a developer of automated biotechnology test equipment, from December 1998 to January 2000. Previously, Dr. Duffy was a postdoctoral research fellow in the Department of Chemistry and Chemical Biology at Harvard University. He was the first Sir Alan Wilson Research Fellow of Emmanuel College, University of Cambridge. Dr. Duffy has a Ph.D. in physical chemistry from the Department of Chemistry at the University of Cambridge, and B.A. and M.A. degrees in Natural Sciences from the University of Cambridge.
John Fry has been our General Counsel and Secretary since June 2019. Prior to joining us, Mr. Fry served as Senior Vice President, General Counsel, and Secretary of Analogic Corporation, a global medical and security technology company, from 2007 to 2018. From 2005 to 2007, he was a principal of the law firm Driggs, Hogg, & Fry Co., L.P.A., where his practice focused primarily on technology and intellectual property law with principal clients including global multinationals in the medical, consumer electronics and industrial automation industries. From 1995 to April 2005, he held various legal positions at Philips Medical Systems (formerly Marconi Medical Systems and Picker International), including Senior Corporate Counsel and Intellectual Property Manager and counsel to Philips’ computed tomography business. He began his career as an electrical engineer and engineering manager and is a named inventor on ten U.S. patents. Mr. Fry holds a Juris Doctor degree from Cleveland-Marshall College of Law and M.S. and B.S. degrees in electrical engineering from Case Western Reserve University.
Dawn R. Mattoon, Ph.D. has been our Senior Vice President, Diagnostics since March 2021 and served as our Senior Vice President, Research Products from March 2019 to March 2021. She also served as Senior Vice President of Strategic Marketing and Assay Technologies from February 2018 to March 2019. Dr. Mattoon completed both her Ph.D. and postdoctoral work at Yale University, studying tyrosine kinase signaling pathways. Following her postdoctoral fellowship in 2004, she joined Invitrogen, where she was recognized as one of the company’s best new scientists in 2005. Dr. Mattoon went on to serve in a variety of leadership roles in R&D, Program & Portfolio Management, Strategy, and General Management as Invitrogen evolved to become Life Technologies with the acquisition of Applied Biosystems in 2008, and was subsequently acquired by Thermo Fisher in 2013. Until her departure from Thermo Fisher in 2014, Dr. Mattoon also served on global leadership teams focused on mentoring and developing female leaders. Dr. Mattoon served as the Vice President for Product Development at Cell Signaling Technologies, a leading antibody provider, from July 2014 to February 2018, after which she joined Quanterix.
Mark T. Roskey, Ph.D. has been our Senior Vice President, Strategic Partnerships since March 2021 and served as Senior Vice President, Commercial and Accelerator from March 2019 to March 2021. He also served as Senior Vice President and General Manager of Applications and Reagents from September 2014 to March 2019. Prior to joining us, Dr. Roskey served as Vice President and General Manager of the America’s Sales and Service organization in PerkinElmer’s Life Science and Technologies Division from December 2011 to September 2014. PerkinElmer is a global life science company. Prior to PerkinElmer, Dr. Roskey served as Senior Vice President of Biology Research and Development at Caliper Life Sciences, Inc. from March 2009 to November 2011, when it was acquired by PerkinElmer. At Caliper Life Sciences, Inc., Dr. Roskey served as Senior Vice President of Applied Biology Research from 2008 to 2011 and Vice President of Worldwide Marketing from July 2003 to 2008. Prior to that, Dr. Roskey served as Vice President of Worldwide Marketing for Zymark Corporation, a laboratory automation company, from December 2001 to August 2003 when it was acquired by Caliper Life Sciences, Inc. Prior to that, Dr. Roskey served as Director of Marketing at Applied Biosystems, Inc. Dr. Roskey completed a postdoctoral fellowship in molecular immunobiology at the Harvard Medical School and has a Ph.D. in microbiology from the University of Notre Dame and a B.S. in biology from Framingham State University.
Shawn Stetson will begin serving as our Interim Chief Financial Officer on May 11, 2021. He has served as our Senior Director, Corporate Controller since July 2020 and as our Corporate Controller and Director, Accounting and Finance from June 2019 to July 2020. He served as Associate Director and Corporate Controller of Nightstar Therapeutics, a publicly traded clinical-stage gene therapy company focused on developing and commercializing novel treatments for patients suffering from rare inherited retinal diseases, from March 2019 until its acquisition by Biogen in June 2019. From October 2017 to March 2019,

he served as Corporate Controller for Novomer, Inc., a leading developer of chemical conversion technology. From February 2012 to October 2017, he served in finance and accounting management roles, including Assistant Controller and Financial Reporting Manager, at Cynosure, Inc., a publicly traded developer and manufacturer of aesthetic and medical treatment systems. Earlier in his career, Mr. Stetson held various positions of increasing responsibility in the audit practice at Ernst & Young, LLP. Mr. Stetson, a certified public accountant, holds a Master of Accounting and Master of Business Administration from Northeastern University and a Bachelor of Arts degree from Bowdoin College.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the total compensation paid or accrued during the fiscal years ended December 31, 2020 and December 31, 2019, to our President and Chief Executive Officer and our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2020 and were serving as executive officers as of such date.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
E. Kevin Hrusovsky Chairman, President and Chief Executive Officer	2020	554,286	769,449	1,082,557	1,103,438	10,667	3,520,397
	2019	531,969	770,024	1,004,514	1,314,787	9,702	3,630,996

Amol Chaubal(4) Chief Financial Officer	2020	371,188	330,992	257,779	262,742	4,219	1,226,920
	2019	253,077	145,772	414,479	525,776	4,321	1,343,425
William Geist(5) Chief Operating Officer	2020	52,308	530,000	1,900,936	—	1,338	2,484,582

(1)
Amounts for 2019 represent cash bonuses earned for the 12-month period from January 1, 2019 to December 31, 2019, and exclude payments made in 2019 for 2018 bonuses. Amounts for 2020 represent cash bonuses earned for the 12-month period from January 1, 2020 to December 31, 2020, and exclude payments made in 2020 for 2019 bonuses. The amount for Mr. Geist represents a sign-on bonus, $200,000 of which was paid in 2020 and $330,000 of which was paid in 2021.

(2)
These amounts represent the aggregate grant date fair value for RSUs and option awards granted during such fiscal year, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value for the option awards may be found in Note 2 to our consolidated financial statements for the year ended December 31, 2020.

(3)
Amounts represent the dollar value of matching contributions under our qualified 401(k) plan.

(4)
Mr. Chaubal joined Quanterix on April 12, 2019.

(5)
Mr. Geist joined Quanterix on November 16, 2020.

Narrative Disclosure to Summary Compensation Table
Annual Base Salary
Base salaries are reviewed annually by our Compensation Committee at or near the beginning of each year, or in connection with the commencement of employment, if later.
The 2020 annual base salaries for Messrs. Hrusvosky, Chaubal and Geist were $552,000, $371,000 and $400,000, respectively.
Performance-Based Cash Bonus Compensation
In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses. These bonuses are designed to incentivize our executives to achieve specified annual corporate performance objectives and to reward individual achievement toward those objectives. At or near the beginning of the year, the Compensation Committee establishes target bonuses as a percentage of the base salary earned by the executive earned during the year. At the end of the year, the Compensation Committee reviews Company performance against our corporate performance objectives as well as individual performance, and determines the actual bonus payout to be awarded to each of our named executive officers.
For 2020, the target bonuses for Messrs. Hrusovsky and Chaubal were 100% and 40% of their respective base salaries, and the cash bonus awards paid to Messrs. Hrusovsky and Chaubal were $769,449 and $330,992, respectively.

Mr. Geist joined the Company on November 16, 2020 and was not eligible to receive a performance-based cash bonus for 2020. As an inducement for joining the Company, and in consideration of amounts forfeited by leaving his previous position, Mr. Geist received a one-time cash payment of $530,000, of which $200,000 was payable as soon as practicable following his start date and the balance of which was payable on February 28, 2021.
Long Term Equity Incentive Awards
In addition to a base salary and annual performance-based cash bonus, our named executive officers are eligible to receive long term equity incentive awards. We believe that these awards serve to align the long-term interests of our executives with those of our stockholders and are an important tool for attracting, retaining and motivating executives and other key employees. Long term equity incentive awards are approved by the Compensation Committee at or near the beginning of each year, or in connection with the commencement of employment, if later. Vesting of equity awards is generally tied to continuous service and serves as an additional retention measure. Generally, our long term equity awards vest over a four year period. The exercise price of stock options is no less thant the fair market value of our stock on the date of the award.
In 2020, our Compensation Committee awarded Messrs. Hrusovsky and Chaubal options to purchase 90,992 and 21,666 shares of our common stock, respectively, at an exercise price of $27.76, and 38,997 and 9,286, RSUs, respectively.
Also in 2020, the Compensation Committee awarded Mr. Geist a sign on equity award consisting of 40,045 RSUs vesting over a three-year period beginning on Mr. Geist’s November 16, 2020 start date.
Additional information on equity awards granted to our named executive officers in 2020 is provided in “— Outstanding Equity Awards at 2020 Fiscal Year-End” below.
Agreements with Our Named Executive Officers
Below are descriptions of our employment agreements with each of our named executive officers.
E. Kevin Hrusovsky
We entered into an agreement with Mr. Hrusovsky with respect to his service as President and Chief Executive Officer on January 1, 2015. Under the terms of the agreement, Mr. Hrusovsky is entitled to receive an annual base salary, which is subject to review and adjustment no less than annually, at the Company’s discretion. Mr. Hrusovsky is eligible to receive an annual bonus with the target amount determined in the discretion of our compensation committee. The amount of his annual bonus is determined by the compensation committee in its discretion, based on the committee’s assessment of his and the Company’s performance against goals established annually by the committee.
In connection with his employment, in February 2015, Mr. Hrusovsky was granted 781,060 shares of restricted stock. The shares underlying this grant vest, subject to continued service, as follows: (1) with respect to 168,246 of the shares, 25% of the shares vested on July 1, 2015, with the remainder vesting over the next three years in equal monthly installments on the first day of each succeeding calendar month thereafter, (2) with respect to 549,113 of the shares, 25% of the shares vested on September 1, 2015, with the remainder vesting over the next three years in equal monthly installments on the first day of each succeeding calendar month thereafter, (3) 23,886 shares vested based upon the achievement of certain milestones, and (4) 39,815 shares have not vested. Upon a sale of the Company, the vesting is accelerated such that no more than 25% of the shares shall remain unvested. If Mr. Hrusovsky is terminated without Cause, as defined in the agreement, or he terminates his service for Good Reason, as defined in the agreement, within 12 months following a sale of the Company, all of the unvested shares will become vested.
Pursuant to the agreement, Mr. Hrusovsky is entitled to continuation of his then-current base salary and health insurance benefits for six months in the event we terminate his employment without Cause or Mr. Hrusovsky terminates his employment with us for Good Reason subject to Mr. Hrusovsky’s execution of a release satisfactory to us following such termination. If such termination occurs within 12 months of the sale of the Company, he is entitled to continuation of his then-current base salary and health insurance benefits for 12 months. If we terminate his employment without Cause, his employment terminates due to his death or disability or he terminates his employment with us for Good Reason within three months prior to the end of a year, he is entitled to a pro rata portion of his bonus.
In addition, Mr. Hrusovsky has entered into an employee non-competition, non-solicitation, confidentiality and assignment agreement pursuant to which he has agreed (1) not to engage in any competitive business for six months following his termination of employment with us (12 months if the termination is within 12 months of the sale of the Company), (2) not to solicit our employees, customers or suppliers for six months following his termination of employment with us (12 months if the termination is within 12 months of the sale of the Company) and (3) to assign any inventions conceived or developed during the course of his employment with us.
Amol Chaubal
We entered into an agreement with Mr. Chaubal with respect to his service as Chief Financial Officer on February 14, 2019, and he began his employment with us on April 12, 2019. Under the terms of the agreement, Mr. Chaubal is entitled to an annual base salary, which is subject to periodic review and adjustment at the discretion of the Company. Mr. Chaubal is also eligible to receive an annual target bonus of up to 40% of his annual base salary. The actual bonus percentage is discretionary and is subject to his achievement of metrics and goals established by and agreed to with our Chief Executive Officer. The bonus is also subject to his employment for the full period covered by the bonus, approval by and adjustment at the discretion of the Company and the board of directors, and the terms of any applicable bonus plan. Mr. Chaubal is eligible to receive an annual equity grant subject to approval by the compensation committee and in the same manner as the awards provided to other senior executive officers of the Company. The Company will target a grant date fair value of the annual equity awards of up to $480,000.
Pursuant to his agreement, Mr. Chaubal received a sign-on equity award of 62,270 stock options having an exercise price of $22.70 and 18,259 RSUs vesting over four years. Additional information on this award is provided in “— Outstanding Equity Awards at 2020 Fiscal Year-End”, below.
Pursuant to his agreement, Mr. Chaubal is entitled to continuation of his then-current base salary and health insurance benefits for six months in the event we terminate his employment without Cause, as defined in the agreement, or Mr. Chaubal terminates his employment with us for Good Reason, as defined in the agreement, subject to Mr. Chaubal’s execution of a release satisfactory to us following such termination. If such termination occurs within 12 months of a Sale Event, as defined in the agreement, he is entitled to continuation of his then-current base salary and health insurance benefits for 12 months.
In addition, Mr. Chaubal has entered into an employee non-competition, non-solicitation, confidentiality and assignment agreement pursuant to which he has agreed (1) not to engage in any business with certain competitors for one year following his voluntary termination of employment with us, (2) not to solicit our employees, customers or suppliers for one year following voluntary termination of his employment and (3) to assign any inventions conceived or developed during the course of his employment with us.
William Geist
We entered into an agreement with Mr. Geist with respect to his service as Chief Operating Officer on November 9, 2020, and he began employment with us on November 16, 2020. Under the agreement, Mr. Geist’s initial annualized base salary is $400,000. Mr. Geist will be eligible to receive an annual performance bonus beginning with the Company’s 2021 performance year with a bonus target of up to $200,000. Mr. Geist also received a sign-on equity award consisting of 40,045 RSUs. The RSUs will vest over three years, with one-third vesting on the first anniversary of Mr. Geist’s start date and the remainder vesting ratably on a monthly basis over the next two years. Mr. Geist also received a sign-on cash payment of $530,000, with $200,000 payable as soon as practicable after his start date and the balance of $330,000 payable on February 28, 2021. Mr. Geist will also be eligible to receive an annual equity grant as part of the Company’s 2021 long-term equity award cycle, with a target grant date fair value of up to $800,000. In connection with his employment, Mr. Geist will be required to relocate to the Boston, Massachusetts area. To assist in his relocation, the Company will reimburse his reasonable relocation expenses.

If Mr. Geist’s employment is terminated by the Company without cause or he resigns for good reason, as defined in the agreement, he will receive continued payment of his base salary for twelve months (the “Severance Period”), payment of an amount equal to his annual target bonus for the year of termination, acceleration of unvested equity awards that would have vested during the Severance Period, and health benefits continuation during the Severance Period. If Mr. Geist’s employment is terminated by the Company without cause or he resigns for good reason in connection with a change-in-control, all of his outstanding but unvested equity awards will become fully vested. Receipt of the foregoing termination benefits will be subject to Mr. Geist’s execution of a separation agreement, including certain restrictive covenants and a general release of all claims, in a form acceptable to the Company.
In addition, Mr. Geist has entered into an employee non-competition, non-solicitation, confidentiality and assignment agreement pursuant to which he has agreed (1) not to engage in any competitive business for one year following his voluntary termination of employment with us, (2) not to solicit our employees, customers or suppliers for one year following voluntary termination of his employment and (3) to assign any inventions conceived or developed during the course of his employment with us.
Outstanding Equity Awards at 2020 Fiscal Year-End
The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2020, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.
	Option Awards(1)				Stock Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
E. Kevin Hrusovsky Chairman, President and Chief Executive Officer	—	—	—	—	—	—	39,815(3)	1,851,398
	298,138(4)	13,000(4)	$8.16	3/31/2027	—	—	—	—
	—	—	—	—	75,000(5)	3,487,500	—	—
	49,574(6)	58,603(6)	$22.69	3/12/2029	—	—	—	—
	—	—	—	—	15,868(7)	737,862	—	—
	18,327(8)	21,673(8)	$30.45	8/17/2029	—	—	—	—
	—	—	—	—	5,529(9)	257,099	—	—
	—	90,992(10)	$27.76	2/18/2030	—	—	—	—
	—	—	—	—	38,997(10)	1,813,361
Amol Chaubal. Chief Financial Officer	28,537(11)	33,733(11)	$22.70	4/12/2029	—	—	—	—
	—	—	—	—	10,275(11)	477,788
	—	21,666(12)	$27.76	2/18/2030	—	—	—	—
	—	—	—	—	9,286(12)	431,799
William Geist Chief Operating Officer	—	—	—	—	40,045(13)	1,862,093	—	—

(1)
Each of the outstanding equity awards in the table above was granted pursuant to the 2007 Plan or the 2017 Plan.

(2)
The market value of the stock awards is determined by multiplying the number of shares by $46.50, the closing price of our common stock on The Nasdaq Global Market on December 31, 2020, the last day of our fiscal year.
(3)
On February 13, 2015, Mr. Hrusovsky was granted 781,060 shares of restricted stock in connection with his appointment as our President and Chief Executive Officer. The shares underlying this grant vest, subject to continued service, as follows: (i) with respect to 168,246 of the shares, 25% of the shares vested on July 1, 2015, and the remainder vested over the next three years in equal monthly installments on the first day of each succeeding calendar month thereafter, (ii) with respect to 549,113 of the shares, 25% of the shares vested on September 1, 2015, and the remainder vested over the next three years in equal monthly installments on the first day of each succeeding calendar month thereafter, (iii) 23,886 shares vested based upon the achievement of certain milestones and (iv) 39,815 shares have not vested. The restricted stock is subject to accelerated vesting upon certain events. See “Narrative Disclosure to Summary Compensation Table — E. Kevin Hrusovsky” above for more details.

(4)
Represents an option to purchase 311,138 shares of our common stock granted on March 31, 2017. The shares underlying this option vest, subject to continued service, as follows: 25% of the shares vested on March 31, 2018, with the remainder vesting over the next three years in equal monthly installments on the last day of each succeeding calendar month thereafter.

(5)
On August 7, 2018, Mr. Hrusovsky was granted 300,000 RSUs. The RSUs vest upon continued service and vested as to 50,000 shares on August 31, 2018, and vest with respect to 6,250 shares at the end of each month thereafter for 40 months.

(6)
Represents an option to purchase 108,177 shares of our common stock granted on March 12, 2019. The shares underlying this option vest, subject to continued service, as follows: 25% of the shares vested on March 12, 2020, with the remainder vesting over the next three years in equal monthly installments on the last day of each succeeding calendar month thereafter.

(7)
On March 12, 2019, Mr. Hrusovsky was granted 31,732 RSUs. The RSUs vest upon continued service and vested as to 1,983 of the shares on March 31, 2019, with the remainder vesting over 45 months in equal monthly installments on the last day of each succeeding calendar month thereafter.

(8)
Represents an option to purchase 40,000 shares of our common stock granted on August 17, 2019. The shares underlying this option vest upon continued service and vested as to 4,166 shares immediately upon grant, with the remainder vesting over 43 months in equal monthly installments on the last day of each succeeding calendar month thereafter.

(9)
On August 17, 2019, Mr. Hrusovsky was granted 10,194 RSUs. The RSUs vest upon continued service and vested as to 1,061 shares immediately upon grant, with the remainder vesting over 43 months in equal monthly installments on the last day of each succeeding calendar month thereafter.

(10)
On February 18, 2020, Mr. Hrusovsky was granted (i) an option to purchase 90,992 shares of our common stock and (ii) 38,997 RSUs. The shares underlying the option and RSUs vest, subject to continued service, as follows: 25% of the shares vested on February 18, 2021, with the remainder vesting over the next three years in equal monthly installments on the last day of each calendar month thereafter.

(11)
Effective April 12, 2019, Mr. Chaubal was granted (i) an option to purchase 62,270 shares of our common stock and (ii) 18,259 RSUs. The shares underlying the option and RSUs vest, subject to continued service, as follows: 25% of the shares vested on April 12, 2020, with the remainder vesting over the next three years in equal monthly installments on the last day of each calendar month thereafter. The options and RSUs are subject to accelerated vesting upon certain events. See “Narrative Disclosure to Summary Compensation Table — Amol Chaubal” above for more details.

(12)
On February 18, 2020, Mr. Chaubal was granted (i) an option to purchase 21,666 shares of our common stock and (ii) 9,286 RSUs. The shares underlying the option and RSUs vest, subject to continued service, as follows: 25% of the shares vested on February 18, 2021, with the remainder vesting over the next three years in equal monthly installments on the last day of each calendar month thereafter.

(13)
Effective November 16, 2020, Mr. Geist was granted 40,045 RSUs. The shares underlying the RSUs vest, subject to continued service, as follows: one third of the shares vest on November 16, 2021, with the remainder vesting in 24 equal monthly installments at the end of each month thereafter beginning

November 30, 2021. The options and RSUs are subject to accelerated vesting upon certain events. See “Narrative Disclosure to Summary Compensation Table — William Geist” above for more details.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2020 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
John M. Connolly(3)	29,492	52,482	563,857	—	645,831
Keith L. Crandell	43,950	52,482	77,035	—	173,467
Marijn Dekkers, Ph.D.	41,000	52,482	77,035	—	170,517
Sarah E. Hlavinka	41,875	52,482	77,035	—	171,392
Martin D. Madaus, Ph.D.	72,500	52,482	77,035	—	202,017
Paul M. Meister	55,000	52,482	77,035	—	184,517
David R. Walt, Ph.D.	41,000	52,482	77,035	—	170,517

(1)
Keith L. Crandell, Sarah E. Hlavinka, Martin D. Madaus, Ph.D. and Paul M. Meister elected to receive these fees in the form of common stock in lieu of cash in accordance with our non-employee director compensation policy.

(2)
These amounts represent the aggregate grant date fair value for RSUs and option awards granted to each director in the fiscal year ended December 31, 2020, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value for the option awards may be found in Note 2 to our consolidated financial statements for the year ended December 31, 2020. The amount shown for Mr. Connolly includes an incremental non-cash expense of $486,822 associated with an extension of the post-separation exercise period of certain vested options related to an administrative error, as computed in accordance with FASB ASC Topic 718. The following table shows the aggregate number of stock options held by each of our non-employee directors as of December 31, 2020:

Name	Aggregate Number of Shares Subject to Stock Options
Keith L. Crandell	23,700
Marijn Dekkers, Ph.D.	54,813
Sarah E. Hlavinka	23,700
Martin D. Madaus, Ph.D.	23,700
Paul M. Meister	47,035
David R. Walt, Ph.D.	23,700

(3)
Mr. Connolly resigned from the board on August 14, 2020.

Non-Employee Director Compensation Policy
Our current non-employee director compensation policy provides for the annual payment of: $35,000 to each of our nonemployee directors, or $55,000 in the case of the chair; $7,500 to each member of our audit committee, or $20,000 in the case of the chair; $6,000 to each member of our compensation committee, or $12,000 in the case of the chair; and $5,000 to each member of our nominating and governance committee, or $10,000 in the case of the chair; in each case quarterly in arrears. Each non-employee director may elect to receive these payments in the form of common stock in lieu of cash.

Our current non-employee director compensation policy also provides that each non-employee director be granted, on the first trading day of each fiscal year, (1) a non-qualified stock option exercisable for 7,900 shares of common stock and (2) 2,270 RSUs (each RSU relating to one share of common stock). The annual stock options and RSUs vest in full on December 31 of the year in which such awards were granted, provided that the non-employee director is a director of the Company on the applicable vesting date.
In addition, each new non-employee director receives under the policy (1) a non-qualified stock option grant exercisable for 15,800 shares of common stock and (2) 4,540 RSUs (each RSU relating to one share of common stock) upon his or her initial election or appointment. The initial stock options vest over three years from the date of grant, with one third vesting on the first anniversary of the applicable grant date and the remainder vesting over the following two years in 24 successive equal monthly installments at the end of each month until the third anniversary of such grant date, provided that the non-employee director is a director of the Company on the applicable vesting date. The RSUs granted to each new non-employee director vest over a three-year period, with one third vesting on each of the first, second, and third anniversaries of the applicable grant date, provided that the non-employee director is a director of the Company on the applicable vesting date.
We reimburse in full each non-employee director for all reasonable out-of-pocket expenses incurred in attending each meeting of our board of directors or its committees. Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements, and the indemnification provisions in our restated certificate of incorporation and restated bylaws.
Stock Ownership Guidelines for Non-Employee Directors and Executive Officers
In order to further align the interests of our non-employee directors and executive officers with the interests of our stockholders and to promote our commitment to sound corporate governance, our board maintains stock ownership guidelines for our non-employee directors and executive officers as follows:
Stock Ownership Guideline	Non-Employee Director	5x annual base cash retainer
	CEO	6x annual base salary
	Executive Officers Other than CEO	3x annual base salary
Attainment Period	Five years from the later of • Appointment/election to applicable position • October 9, 2019
Stock Owned for Purposes of Ownership Guidelines
•
Stock acquired on the open market;

•
Stock acquired through the exercise of options;

•
Restricted stock, RSUs and stock options, whether vested or unvested; and

•
Stock acquired through Company benefit plans.

Holding Requirement	50% of “net of tax” vested shares must be held until the ownership guideline is met.
Administration	The Stock Ownership Guidelines are administered by the Compensation Committee, which evaluates compliance on an annual basis. Non-compliance arising from special circumstances, such as fluctuations in the Company’s stock price, changes in a participant’s compensation, and the personal financial situation of a participant, are reviewed by the Compensation Committee.
As of the date of this proxy statement, all of our non-employee directors and executive officers were in compliance with our stock ownership guidelines.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2020.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,494,045	$17.73	1,559,108(2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,494,045	$17.73	1,559,108(2)

(1)
These plans consist of our 2007 Plan, the 2017 Plan and the ESPP.

(2)
Consists of 710,839 shares of common stock available under the 2017 Plan and 848,269 shares of common stock available under the ESPP. Does not include an additional 1,273,501 shares of common stock reserved for future issuance under the 2017 Plan effective January 1, 2021 by operation of the 2017 Plan’s “evergreen” provision and an additional 318,375 shares of common stock reserved for future issuance under the ESPP effective January 1, 2021 by operation of the ESPP’s “evergreen” provision.

REPORT OF AUDIT COMMITTEE
The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:
The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The audit committee’s role and responsibilities are set forth in its charter adopted by the board of directors, which is available on our website at www.quanterix.com. The audit committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2020, the audit committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and Ernst & Young LLP, our independent registered public accounting firm;

•
Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 — Communications with Audit Committees; and

•
Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee and the audit committee further discussed with Ernst & Young LLP their independence.

Based on the audit committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Members of the Audit Committee: Paul M. Meister (Chairman) Sarah E. Hlavinka Martin D. Madaus, Ph.D.
DELINQUENT SECTION 16(A) REPORTS
Our records reflect that all reports which were required to be filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis, except that a Form 4 that was due on September 28, 2020 for Kevin Hrusovsky, reporting one transaction, was filed on September 29, 2020 due to an administrative error.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Since January 1, 2019, we have engaged in the following transactions with our directors, director nominees, executive officers and holders of more than 5% of our common stock, which we refer to as our principal stockholders, and affiliates or immediate family members of our directors, executive officers and principal stockholders. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
We entered into a License Agreement with Tufts University in 2007, and as amended in 2013, 2017 and 2020, pursuant to which we obtained an exclusive, worldwide license to our core Simoa technology, and have entered into additional license agreements with Tufts to certain related technology (individually and collectively, the “Tufts Licenses”). David R. Walt, Ph.D., one of our directors, our founding scientist and an inventor of the Simoa technology, previously served as a Professor at Tufts University. Under the Tufts Licenses, we are required to pay Tufts University royalties on net sales of licensed products and services as well as a portion of our applicable sublicense revenues. During the years ended December 31, 2020 and 2019, we recorded royalty expense of $1.1 million and $1.0 million, respectively, under the Tufts Licenses. During the year ended December 31, 2020, we also incurred $1.0 million in cost of collaboration and license revenue owed to Tufts relating to sublicensing certain technology under the Tufts Licenses. Tufts University pays a portion of the royalties and license payments received from us to Dr. Walt pursuant to an arrangement between Tufts University and Dr. Walt, the amount of which is determined on a formulaic basis. Dr. Walt has indicated to us that, for the years ended December 31, 2020 and 2019, he received $199,975 and $244,562, respectively, under this arrangement with Tufts University.
Dr. Walt is currently a full Professor and a Principal Investigator at Harvard Medical School and Brigham and Women’s Hospital as well as at the Wyss Institute, institutions affiliated with Harvard University. In 2020, we entered into license agreement (the “Harvard License”) with Brigham and Women’s Hospital relating to a COVID-19 assay developed in a laboratory overseen by Dr. Walt. Dr. Walt receives no payments from Mass General Brigham, Harvard University or these affiliated entities in respect of any payments made by us under the Harvard License. During the year ended December 31, 2020, we recorded royalty expense of approximately $11,400 under the Harvard License. We also sell products and services to laboratories overseen by Dr. Walt. During the years ended December 31, 2020 and 2019, we recorded revenue from these sales of approximately $535,000 and $781,000, respectively.
Stephen Hrusovsky, the son of E. Kevin Hrusovsky, our Chairman, President and Chief Executive Officer, serves as our Director, Investor Relations and Business Development. For services in 2019, he received an aggregate of $156,350 in salary, bonus, and equity awards, and for services in 2020, he received an aggregate of $201,237 in salary, bonus, and equity awards.
Registration Rights
Pursuant to our registration rights agreement to which certain of our principal stockholders, directors and their affiliates are parties, the holders of certain shares of common stock are entitled to registration rights with respect to the shares of common stock held by them. These shares include the shares held by ARCH Venture Partners and affiliated funds, our directors Marijn Dekkers, Ph.D. and David R. Walt, Ph.D., and an affiliate of our director Paul M. Meister. See “Security Ownership of Certain Beneficial Owners and Management.”
Under our registration rights agreement, holders of registrable shares can demand that we file a registration statement or request that their shares be included on a registration statement that we are otherwise filing, in either case, registering the resale of their shares of common stock. The registration rights will terminate at the earlier of (a) the closing of a Change of Control Event, as such term is defined in our restated certificate of incorporation, (b) such time as Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or another similar exemption under the Securities Act is available for the sale of all of such registrable shares without limitation during a three-month period without registration (and without the requirement for us to be in compliance with the current public information required under Rule 144(c)(1)), or (c) the fifth anniversary of the completion of our initial public offering.
Demand Registration Rights. The holders of a majority of the registrable shares may require us to file a registration statement under the Securities Act at our expense, subject to certain exceptions, with respect to the resale of their registrable shares having an aggregate offering price (net of underwriting discounts and commissions, if any) of at least $5 million, and we are required to use our reasonable best efforts to effect the registration. The holders of a majority of the registrable shares may require us to effect up to two such demand registrations for the holders of registrable shares as a group. In the event we are required to effect such a demand registration, we may not effect any other registration of securities for sale for our own account (other than a registration effected solely to implement an employee benefit plan or in certain business combination transactions) within 120 days following the effective date of the demand registration.
We are also required to use our reasonable best efforts to qualify and remain qualified to register securities pursuant to a registration statement on Form S-3 under the Securities Act. Any holder or holders of registrable shares anticipated to have an aggregate sale price (net of underwriting discounts and commissions, if any) in excess of $1 million will have the right to require us to file, at our expense, an unlimited number of registration statements on Form S-3 for the registrable shares held by such requesting holder or holders, and we are required to use our reasonable best efforts to effect such registrations.
Piggyback Registration Rights. If we propose to register any of our securities under the Securities Act for sale to the public (except with respect to registration statements on Form S-4, Form S-8 or another form not available for registering the registrable shares for sale to the public), the holders of registrable shares are entitled to notice of such registration and to request that we include registrable shares for resale on such registration statement, subject to the right of any underwriter to limit the number of shares included in such registration.
We will pay all registration expenses, other than underwriting fees, commissions or discounts, related to any demand or piggyback registration, including up to $50,000 of fees and disbursements of counsel for the holders of registrable shares. The Registration Rights Agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify the selling stockholders in the event of misstatements or omissions in the registration statement attributable to us and they are obligated to indemnify us for misstatements or omissions attributable to them.
Indemnification Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements, our restated certificate of incorporation and our restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.
The 2007 Plan and the 2017 Plan also provide that our directors (and in the case of the 2017 Plan, our employees) will not be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the respective plan, and the members of our board of directors and any committee administering the plan will be entitled to indemnification and reimbursement by us in respect of any claim, loss, damage or expense (including reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.
We also maintain a general liability insurance policy which covers certain liabilities of directors and officers of our company arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
Pursuant to its charter, our audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions reportable by us under Item 404 of Regulation S-K in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our board of directors determines may be considered related persons under Item 404 of Regulation S-K, has or is expected to have a direct or indirect material interest.
In reviewing and approving such transactions, the audit committee will obtain, or will direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion will be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chair of the audit committee in some circumstances. No related person transaction will be entered into prior to the completion of these procedures.
The audit committee or its chair, as the case may be, will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chair determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the audit committee will participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members has an interest.

ELECTION OF DIRECTORS
(Notice Item 1)
Our board of directors nominated Martin D. Madaus, Ph.D. and Laurie J. Olson for election at the annual meeting. Our board of directors currently consists of eight members, classified into three classes as follows: (1) Martin D. Madaus, Ph.D. and Laurie J. Olson constitute Class I with a term ending at the upcoming 2021 annual meeting of stockholders; (2) Marijn Dekkers, Ph.D., Sarah E. Hlavinka and David R. Walt, Ph.D. constitute Class II with a term ending at the 2022 annual meeting of stockholders; and (3) E. Kevin Hrusovsky, Keith L. Crandell and Paul M. Meister constitute Class III with a term ending at the 2023 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
Upon the recommendation of our nominating and governance committee, our board of directors has voted to nominate Martin D. Madaus, Ph.D. and Laurie J. Olson for election at the annual meeting as Class I directors for a term of three years to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Martin D. Madaus, Ph.D. and Laurie J. Olson as directors. In the event that any of the nominees becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in that nominee’s place. We have no reason to believe that any of the nominees will be unable or unwilling to serve as a director.
A plurality of the shares voted FOR each nominee is required to elect each nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MARTIN D. MADAUS, PH.D. AND LAURIE J. OLSON AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)
The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2021. The board of directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal years ended December 31, 2019 and 2020. We expect that representatives of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.
In deciding to appoint Ernst & Young LLP, the audit committee reviewed auditor independence issues and existing commercial relationships with Ernst & Young LLP and concluded that Ernst & Young LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2021.
The following table presents fees for professional audit services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the audit of our annual financial statements for the years ended December 31, 2019 and 2020, and fees billed for other services rendered by Ernst & Young LLP during those periods.
	2019	2020
Audit fees:(1)	$1,440,349	$1,436,414
Audit-related fees:(2)	326,120	$—
Tax fees:(3)	75,420	$56,350
Total	$1,841,889	$1,492,764

(1)
Audit fees consisted of audit work performed in the preparation of financial statements and services in connection with our periodic and current SEC filings and registration statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2)
Audit-related fees consisted of fees for assurance and related services including due diligence in connection with mergers and acquisitions, accounting consultations, and audits in connection with mergers and acquisitions which are not reported under “Audit Fees.”

(3)
Tax fees consist principally of assistance with matters related to tax compliance and reporting and tax consulting services primarily related to international tax planning strategies.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm; provided however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted, and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS
We have adopted a corporate code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.quanterix.com under “Investors — Corporate Governance —  Governance Highlights” and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 900 Middlesex Turnpike, Building 1, Billerica, Massachusetts 01821. Disclosure regarding any amendments to, or waivers from, provisions of the code that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
The board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2022 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 3, 2022. To be considered for presentation at the 2022 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 24, 2022 and no later than March 26, 2022. Proposals that are not received in a timely manner will not be voted on at the 2022 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Quanterix Corporation, 900 Middlesex Turnpike, Building 1, Billerica, Massachusetts 01821.
Billerica, Massachusetts
April 29, 2021

Quanterix VOTE

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Your vote matters – here's how to vote!

2021 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

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MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMMMR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outsidethe designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/QTRX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/QTRX • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • 1. Election of Class I Directors for a three-year term expiring in 2024: +For Withhold For Withhold 01 -Martin D. Madaus, Ph.D. 02 -Laurie J. Olson For Against Abstain 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 21BV 503814 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM + 03GF2B

2021 Annual Meeting of Quanterix Corporation Stockholders June 24, 2021, 10:00 AM ET This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.meetingcenter.io/255011196 and entering the 15 digit control number. The password for this meeting is — QTRX2021. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/QTRX Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/QTRX • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Quanterix Corporation + Notice of 2021 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 24, 2021 E. Kevin Hrusovsky and John Fry, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Quanterix Corporation to be held virtually on June 24, 2021 or at any postponement or adjournment thereof. Shares represented by thisproxy willbe votedasdirected by the stockholder. If no such directions are indicated, the Proxieswill haveauthority to vote FOR the election of the nominees as directors and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. +